EXHIBIT 32.1

MY SCREEN MOBILE, INC.
CERTIFICATION PURSUANT TO
18 U.S.C. SECTION 1350
AS ADOPTED PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the annual report of My Screen Mobile Inc. (the "Company") on Form 10-K for the twelve months ended December 31, 2008 (the "Report"), I, Maurizio Angelone, Chief Executive Officer of the Company, certify, pursuant to Section 18 U.S.C. 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that to my knowledge:

(1) The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

/s/ Maurizio Angelone
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Maurizio Angelone
Chief Executive Officer

December 21, 2009